Exhibit 10.67

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THIS AGREEMENT DATED AS OF [TODAY’S DATE] BETWEEN VGX PHARMACEUTICALS, INC. (THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK

OF

VGX PHARMACEUTICALS, INC.

No. VGXW-[NUMBER]                                                                                                      [TODAY’S DATE]

Void After [EXPIRATION DATE]

VGX PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), hereby certifies that, FOR VALUE RECEIVED, [GRANTEE] (the “Holder”), or any registered assign of the Holder, is entitled to purchase from the Company, subject to the provisions of this Warrant, and from time to time within the Exercise Period (as such term is defined below), in whole or in part, up to that number of fully paid, validly issued and nonassessable shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company, as is equal to the [NUMMBER OF SHARES] (###,###) shares.  The actual number of shares of Common Stock to be issued to the Holder upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth.  The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Shares.”  The exercise price at which this Warrant may be exercised shall be [GRANT PRICE] ($ #.##) price per share.

1.             EXERCISE OF WARRANT.

(a)           This Warrant may only be exercised, in whole or in part, at any time or from time to time on or after the closing of the Equity Financing and until 5:00 p.m. (Eastern Standard Time) on [EXPIRATION DATE] (the “Exercise Period”); provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day.  This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form attached hereto as Exhibit A, duly executed and accompanied by payment of the purchase price which shall equal the product of the Exercise Price and the number of Warrant Shares specified on such Purchase Form (the “Purchase Price”).  The Holder shall pay the Purchase Price for the exercised Warrant Shares by: (i) delivering a certified check, bank draft or wire transfer of immediately available funds to the order of the Company; or (ii) a Cashless Exercise (as such term is defined below) whereby a certain number of Warrant Shares, to be determined in the manner set forth in Subsection 1(b) hereto, are retained by the Company as payment of the Purchase Price.  As soon as practicable after such exercise of the Warrant, but not later than seven days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or his designee.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder.  Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, if any, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

(b)           At any time during the Exercise Period, the Holder may, at his option, convert this Warrant, in whole or in part, into the number of Warrant Shares determined in accordance with this Subsection 1(b) (a “Cashless Exercise”), by surrendering this Warrant at the principal office of the Company, or at the office of its stock transfer agent, if any, accompanied by a notice stating such Holder’s intent to effect such Cashless Exercise, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Cashless Exercise occur (the “Notice of Cashless Exchange”).  The Cashless Exercise shall take place on the date specified in the Notice of Cashless Exchange or, if later, the date the Notice of Cashless Exchange is received by the Company (the “Exchange Date”).  Certificates for the shares of Common Stock issuable upon such Cashless Exercise and, if applicable, a new warrant of like tenor evidencing the balance of the shares of Common Stock remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven days following the Exchange Date.  In the event of a Cashless Exercise, the Holder shall receive that number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Holder in his Notice of Cashless Exchange (the “Total Number”) less (ii) the number of Warrant Shares (the “Remaining Warrant Shares”) equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the Fair Market Value.  The

Remaining Warrant Shares shall be retained by the Company as payment in full by the Holder of the Purchase Price.  “Fair Market Value” shall mean: (1) if the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the average of the last reported sale prices of the Common Stock on such exchange or system for the 20 business days ending on the last business day prior to the date for which the determination is being made; (2) if the Common Stock is not so listed or admitted to unlisted trading privileges, the average of the means of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., for the 20 business days ending on the last business day prior to the date for which the determination is being made; or (3) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the Exchange Date, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

2.             RESERVATION OF SHARES.  The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

3.             FRACTIONAL SHARES.  No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock.

4.             EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

(a)           This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to the restrictions set forth in Subsection 4(b) below, and provided the conditions specified in the legend set forth at the front of this Warrant shall have been satisfied, upon surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Assignment Form attached hereto as Exhibit B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(b)           This Warrant and the shares of Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended, or state securities laws by reason of an exemption therefrom.  The shares of Common Stock issuable upon exercise of this Warrant are not transferable except as provided in this Agreement.  Upon the written consent of the Company, and subject to applicable laws and the restriction on transfer set forth on this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance satisfactory to the Company.  Shares of Common Stock issuable upon exercise of this Warrant will bear an appropriate legend to this effect.  The restrictions contained herein shall be binding on any transferee of the Common Stock issuable upon exercise of this Warrant and the Company may require any such transferee to execute an instrument agreeing in writing to be bound by these restrictions as a condition to transfer.

5.             RIGHTS OF THE HOLDER.  The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.  The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.             ADJUSTMENT PROVISIONS.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)           In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Exercise Price equals the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection 6(a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c)           No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 5% in such price; provided, however, that any adjustments which by reason of this Subsection 6(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.  All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

(d)           Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e)           In the event that at any time, as a result of an adjustment made pursuant to Subsection 6(a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection 6(a) through Subsection 6(d), inclusive above.

7.             OFFICER’S CERTIFICATE.  Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section 1 and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

8.             NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

9.             RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Section 9 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.  In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection 6(a) hereof

[Signature page follows.]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and as of the date as set forth below.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

ISSUED:	[TODAY’S DATE]

[Corporate Seal]

Attest:

Secretary

EXHIBIT A

PURCHASE FORM

                           , 200[   ]

☐      The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing                   shares of Common Stock of VGX Pharmaceuticals, Inc., and hereby makes payment of $                           , in cash or in satisfaction of indebtedness, in payment of the exercise price thereof.

☐      The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing            shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to                       , and to retain from the proceeds of such sale $                         , in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.

________________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:________________________________________________________________________

  (Please typewrite or print in block letters)

Address:______________________________________________________________________

Signature:_____________________________________________________________________

Telephone Number:_____________________________________________________________

Facsimile Number:______________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                   hereby sells, assigns and transfers unto:

Name:     ______________________________________________________________

  (Please typewrite or print in block letters)

Address:_____________________________________________________________

the right to purchase Common Stock of VGX Pharmaceuticals, Inc. (the “Company”), represented by this Warrant to the extent of                shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                  as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:                           , 200[    ]

Signature: ______________________________